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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2001



                               Centex Corporation
             (Exact name of registrant as specified in its charter)



           NEVADA                          1-6776                 75-0778259
(State of other jurisdiction     (Commission File Number)     (IRS Employer of
       incorporation)                                        Identification No.)




             2728 N. HARWOOD STREET, DALLAS, TEXAS          75201
            (Address of principal executive offices)     (Zip code)


        Registrant's telephone number including area code: (214) 981-5000


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5. OTHER EVENTS.

                  Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-49966), filed with the Securities and Exchange Commission (the "Commission") on November 15, 2000 and declared effective thereby on December 7, 2000 (the "Registration Statement"), pursuant to which the Registrant registered $1,100,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

                  On March 22, 2001, the Registrant commenced its $500,000,000 Medium-Term Note Program, to allow the Registrant to offer $500,000,000 aggregate principal amount of Senior Medium-Term Notes, Series E (the "Senior Debt Securities") and/or Subordinated Medium-Term Notes, Series E (the "Subordinated Debt Securities"), covered by the Registration Statement.

                  On March 22, 2001, the Registrant entered into a Distribution Agreement (the "Distribution Agreement") with Banc One Capital Markets, Inc., Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and UBS Warburg LLC (collectively, the "Agents"), in connection with the proposed public offering by the Agents of $500,000,000 aggregate principal amount of the Senior Debt Securities and/or Subordinated Debt Securities, covered by the Registration Statement. The Distribution Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

                  The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the "Senior Indenture"), with The Chase Manhattan Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Trustee"), with respect to the Registrant's senior debt securities. A copy of the Senior Indenture in the form in which it was executed was filed as Exhibit
4.1 to the Registrant's Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

                  Pursuant to the Senior Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 7 (the "Senior Indenture Supplement"), dated as of March 22, 2001, providing for the issuance of the Senior Debt Securities. A copy of the Senior Indenture Supplement is filed herewith as Exhibit 4.2.

                  The Registrant has previously entered into an Indenture, dated as of March 12, 1987 (the "Subordinated Indenture"), with the Trustee, formerly Texas Commerce Bank National Association, with respect to the Registrant's subordinated debt securities. A copy of the Subordinated Indenture in the form in which it was executed was filed as Exhibit 4.5 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on May 14, 1999, and is incorporated herein by reference.

                  Pursuant to the Subordinated Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 8 (the "Subordinated Indenture Supplement"), dated as of


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March 22, 2001, providing for the issuance of the Subordinated Debt Securities.
A copy of the Subordinated Indenture Supplement is filed herewith as Exhibit
4.4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number         Description

1.1 Distribution Agreement, dated March 22, 2001, between Centex Corporation and Banc One Capital Markets, Inc., Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and UBS Warburg LLC.

4.1 Indenture dated October 1, 1998 between Centex Corporation and The Chase Manhattan Bank (successor to Chase Bank of Texas, National Association) (filed as Exhibit 4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2 Indenture Supplement No. 7 dated as of March 22, 2001 with respect to the Senior Debt Securities, between Centex Corporation and The Chase Manhattan Bank.

4.3 Indenture dated March 12, 1987 between Centex Corporation and The Chase Manhattan Bank (formerly Texas Commerce Bank National Association) (filed as Exhibit 4.5 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on May 14, 1999, and incorporated herein by reference.

4.4 Indenture Supplement No. 8 dated as of March 22, 2001 with respect to the Subordinated Debt Securities, between Centex Corporation and The Chase Manhattan Bank.

5.1            Opinion of Raymond G. Smerge, Esq.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTEX CORPORATION



                                       By: /s/ VICKI A. ROBERTS
                                           -------------------------------------
                                           Name: Vicki A. Roberts
                                           Title:  Vice President and Treasurer


Date: March 27, 2001.


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
1.1            Distribution Agreement, dated March 22, 2001, between Centex
               Corporation and Banc One Capital Markets, Inc., Banc of America
               Securities LLC, Chase Securities Inc., Credit Suisse First Boston
               Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith
               Barney Inc. and UBS Warburg LLC.

4.1            Indenture dated October 1, 1998 between Centex Corporation and
               The Chase Manhattan Bank (successor to Chase Bank of Texas,
               National Association) (filed as Exhibit 4.1 to the Registrant's
               Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2 Indenture Supplement No. 7 dated as of March 22, 2001 with respect to the Senior Debt Securities, between Centex Corporation and The Chase Manhattan Bank.

4.3            Indenture dated March 12, 1987 between Centex Corporation and The
               Chase Manhattan Bank (formerly Texas Commerce Bank National
               Association) (filed as Exhibit 4.5 to Amendment No. 1 to the
               Registrant's Registration Statement on Form S-3 (File No.
               333-72893), filed with the Commission on May 14, 1999, and incorporated herein by reference.

4.4 Indenture Supplement No. 8 dated as of March 22, 2001 with respect to the Subordinated Debt Securities, between Centex
               Corporation and The Chase Manhattan Bank.

5.1            Opinion of Raymond G. Smerge, Esq.